UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 25, 2020
MIND Technology, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13490	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2002 Timberloch Place, Suite 400,                                 77380
The Woodlands, Texas

________________________________ (Address of principal executive offices)	___________ (Zip Code)

Registrant’s telephone number, including area code:	(281)	353-4475

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock - $0.01 par value per share	MIND	The NASDAQ Stock Market LLC
Series A Preferred Stock - $1.00 par value per share	MINDP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Equity Distribution Agreement
On September 25, 2020, MIND Technology, Inc. (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Ladenburg Thalmann & Co. Inc. (the “Agent”), pursuant to which the Company may sell up to (i) 5,000,000 shares (the “Common Shares”) of the Company’s common stock, par value $0.01 per share, and (ii) 500,000 shares (the “Preferred Shares” and, together with the Common Shares, the “Shares”) of the Company’s 9.00% Series A Cumulative Preferred Stock, par value $1.00 per share (the “Preferred Stock”), from time to time through the Agent.

Pursuant to the Equity Distribution Agreement, the Shares may be offered and sold through the Agent by any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415 under the Securities Act of 1933, as amended, including without limitation sales made directly on the NASDAQ Global Select Market, on any existing trading market for the Shares or to or through a market maker other than on an exchange or, if specified in a placement notice from the Company, in negotiated transactions. Under the Equity Distribution Agreement, the Agent will be entitled to compensation of up to 2.0% of the gross proceeds from the sale of the Shares sold through the Agent from time to time pursuant to the terms of the Equity Distribution Agreement. The Company has no obligation to sell any of the Shares under the Equity Distribution Agreement and may at any time suspend solicitations and offers under the Equity Distribution Agreement.

The Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-233984), as amended by Post-Effective Amendment No. 1 thereto, declared effective by the Securities and Exchange Commission (the “SEC”) on September 21, 2020. The Company is filing a prospectus supplement, dated September 25, 2020, to the prospectus, with the SEC in connection with the offering and sale by the Company of the Shares.

Relationships
The Agent and its affiliates may from time to time in the future provide to the Company and its affiliates certain commercial banking, financial advisory, investment banking and other services in the ordinary course of their business, for which they would receive customary fees and commissions. In addition, Peter H. Blum, who serves as a director on the Company’s Board of Directors, is also Co-Chief Executive Officer and Co-President of the Agent. From time to time the Agent and its affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in the Company’s debt or equity securities or loans, and may do so in the future.

The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the Equity Distribution Agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated into this Item 1.01 by reference.

Item 1.02. Termination of a Material Definitive Agreement.
On September 25, 2020, the Company and the Agent terminated the amended and restated equity distribution agreement by and between the Company and the Agent, dated December 18, 2019 (the “Prior Equity Distribution Agreement”), in connection with entry into the Equity Distribution Agreement described above in Item 1.01. All 500,000 shares of Preferred Stock covered by the Prior Equity Distribution Agreement had been sold prior to its termination.

For a description of the material terms and conditions of the Prior Equity Distribution Agreement, please see the description of the Prior Equity Distribution set forth in the Current Report on Form 8-K of the Company filed on December 18, 2019, which is incorporated into this Item 1.02 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 25, 2020, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) of Certificate of Designations, Preferences and Rights of 9.00% Series A Cumulative Preferred Stock with the Secretary of State of the State of Delaware to designate an additional 500,000 shares of the Company’s authorized, but unissued, shares of Preferred Stock, with the rights, preferences, privileges, qualifications, restrictions and limitations set forth in the Certificate of Designations filed as Exhibit 3.5 to the Company’s Current Report on Form 8-K, filed with the SEC on August 7, 2020 (the “Certificate of Designations”). The Certificate of Amendment became effective upon filing on September 25, 2020, and upon such effectiveness, the Company was authorized to issue an aggregate of 1,494,046 shares of Preferred Stock.

The foregoing description of the Certificate of Amendment in not complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto, and the description of the Certificate of Designations included in the Company’s Current Report on Form 8-K filed with the SEC on August 7, 2020, each of which is incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
1.1	Equity Distribution Agreement, dated as of September 25, 2020, by and between MIND Technology, Inc. and Ladenburg Thalmann & Co. Inc.
3.1	Certificate of Amendment of Certificate of Designations, Preferences and Rights of MIND Technology, Inc. 9.00% Series A Cumulative Preferred Stock
5.1	Opinion of Thompson & Knight LLP
23.1	Consent of Thompson & Knight LLP (included in Exhibit 5.1 hereto)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND Technology, Inc.

September 25, 2020	By:	/s/ Robert P. Capps

Name: Robert P. Capps
Title: Co-Chief Executive Officer, Executive Vice President-Finance and Chief Financial Officer